                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 7, 1996
                                                  -----------------------------

                       Physicians Health Services, Inc.
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         (Exact name of registrant as specified in its charter)


   Delaware                         0-21098                      06-1116976
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   (State or other                (Commission                   (IRS Employer
   jurisdiction of                File Number)               Identification No.)
 incorporation)

         120 Hawley Lane, Trumbull, Connecticut                         06611
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   (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code      (203) 381-6400
                                                        -----------------------


                                Not Applicable
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(Former name or former address, if changed since last report)
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                                     - 2 -



Item 5.       Other Events
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    On August 7, 1996, Physicians Health Services, Inc. ("PHS") and The Guardian
Life Insurance Company of America ("Guardian") agreed to amend the Confidentiality Agreement between them dated June 28, 1995, which limited Guardian's ability to acquire more than five per cent (5%) of the issued and outstanding shares of PHS Class A Common Stock by agreeing to permit Guardian to make open market purchases of PHS Class A Common Stock from August 5, 1996 through December 30, 1996. Guardian presently holds a warrant which entitles it to acquire up to one million shares of PHS Class A Common Stock at a price of $32.43 a share (the "Warrant Price"). Guardian has agreed that the amount of shares it may acquire under the warrant shall be reduced on a pro rata basis by
                                                              --------
the amount of any shares it acquired through such open market purchases. If, on December 30, 1996, PHS Class A Common Stock is still below the Warrant Price,
PHS will offer to sell to Guardian sufficient shares of its Class A Common Stock to enable Guardian to purchase at the Warrant Price a number of shares equal to such number of shares as then could be purchased pursuant to the warrant (as reduced pursuant to the terms of the agreement dated August 7, 1996). Such purchase will be at the sole option of Guardian. The remaining portion of the Guardian Warrant, whether exercised or not, will be extinguished as of December 31, 1996. If PHS Common Stock is above the Warrant Price on December 31, 1996, Guardian's rights under the warrant to purchase up to one million shares, as reduced by any open market purchases as described above, will continue in full force subject to the original terms and conditions of the Warrant Agreement dated November 28, 1995.
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                                     - 3 -



Item 7.         Financial Statements and Exhibits
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Exhibit Number          Description of Exhibit
- --------------          ----------------------

        5.1             Agreement dated August 7, 1996 between
                        Physicians Health Services, Inc. and The
                        Guardian Life Insurance Company of America.
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                                      -4-





                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PHYSICIANS HEALTH SERVICES, INC.




                                        By: /s/ Regina M. Campbell
                                           ---------------------------
                                           Regina M. Campbell
                                           Senior Vice President and
                                           Chief Administrative Officer



Date:  August 26, 1996






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                                 EXHIBIT INDEX
                                 -------------

EXHIBIT                                                               SEQUENTIAL
NUMBER                       DESCRIPTION OF EXHIBIT                      PAGE
- ------                       ----------------------                      ----

5.1                          Agreement dated August 7, 1996
                             between Physicians Health Services
                             Inc., and The Guardian Life Insurance
                                              Company of America.